Aug. 11, 2026
Calamos International Growth Fund | Calamos International Growth Fund

The following is added as footnote 2 with respect to the “Management Fee” row in the Annual Fund Operating Expenses table for Calamos International Growth Fund (on page 71 of the Prospectus):

“The Fund’s management fee is determined by calculating a base fee and applying a performance adjustment. The Fund's base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), and 0.80% on average daily net assets in excess of $6 billion. The base fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI EAFE Growth Index. Specifically, the performance adjustment equally increases or decreases the base fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis. The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund's average daily net assets during the performance measurement period.”

CALAMOS INVESTMENT TRUST

(the “Trust”)

Supplement dated August 11, 2026 to the CALAMOS® FAMILY OF FUNDS

Prospectus and Statement of Additional Information, each dated February 27, 2026, as supplemented from time to time

This supplement updates certain information contained in the Prospectus and Statement of Additional Information noted above and should be attached to the Prospectus and Statement of Additional Information and retained for future reference.

1.	Calamos High Income Opportunities Fund

2.	Calamos International Growth Fund and Calamos Global Equity Fund